                                  ETOYS INC.

  SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT


     This Second Amended and Restated Right of First Refusal and Co-Sale Agreement (the "AGREEMENT") is made and entered into as of the 24th day of March, 1999, by and among idealab!, a Delaware corporation ("IDEALAB!"), Edward C. Lenk ("LENK") and Frank C. Han ("HAN") (idealab!, Lenk and Han collectively the "FOUNDERS" and individually , the "FOUNDER"), eToys Inc., a Delaware corporation (the "COMPANY"), the prior investors listed on EXHIBIT A hereto (the "PRIOR INVESTORS") and the new investors listed on EXHIBIT B hereto (the "NEW INVESTORS"). The Prior Investors and the New Investors are referred to herein collectively as the "INVESTORS" and each individually as an "INVESTOR".

                                   RECITALS

     The Company, the Founders and the Existing Investors entered into an Amended and Restated Right of First Refusal and Co-Sale Agreement on June 4, 1998, as amended on June 17, 1998 (the "EXISTING AGREEMENT.")

     The Company and the New Investors have entered into a Series C Preferred Stock Purchase Agreement (the "PURCHASE AGREEMENT") of even date herewith, pursuant to which the Company desires to sell to the New Investors and the New Investors desire to purchase from the Company shares of the Company's Series C Preferred Stock. A condition to the New Investors' obligations under the Purchase Agreement is that the Company, the Founders and the Prior Investors amend and restate the Existing Agreement in the manner set forth in this Agreement in order to provide the New Investors with the opportunity to purchase and/or participate, upon the terms and conditions set forth in this Agreement, in subsequent sales by any Founder's of shares of the Company's capital stock. The Company, the Prior Investors and the Founders each desire to induce the New Investors to purchase shares of Series C Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth herein.

                                   AGREEMENT

     The Company, the Prior Investors, the New Investors and the Founders hereby agree as follows:

     1.   SALES BY FOUNDERS.

          (a)  NOTICE OF SALES; ASSIGNMENT OF COMPANY RIGHT OF FIRST REFUSAL.

               (i) Should any Founder propose to accept one or more bona fide offers (collectively, a "PURCHASE OFFER") from any persons to purchase shares of the Company's capital stock (or securities exercisable into the Company's capital stock) now or hereafter owned (the "SHARES") by such Founder (other than as set forth in Section 1(e) below), such Founder shall promptly deliver a notice (the "NOTICE") to the Company and each Investor stating the terms and conditions of such Purchase Offer including, without limitation, the number of Shares, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee.

               (ii) The Company agrees that in the event that the Company declines to exercise in full the Right of First Refusal set forth in Section 3 of the Restricted Stock Purchase Agreement (or Section 5 of the Stock and Note Purchase Agreement in the case of idealab!) between such Founder and the Company (the "RIGHT OF FIRST REFUSAL"), the Company will provide each Investor with notice of such determination at least thirty (30) days prior to the end of the period in which the Right of First Refusal expires under such Restricted Stock Purchase Agreement or Stock and Note Purchase Agreement. Each Investor shall then have the right, exercisable by notice prior to the end of such period, to exercise such Right of First Refusal as the Company's assignee on a pro rata basis (based upon the number of Conversion Shares (as defined below) held by such Investor relative to the aggregate number of Conversion Shares held by all Investors); provided that if fewer than all Investors elect to participate, the Shares that would otherwise be allocated to non-participating Investors shall be allocated to each participating Investor so that each participating Investor is entitled to purchase at least such Investor's pro rata portion of such unallocated Shares (based upon the number of Conversion Shares held by all participating Investors) or such different number of shares as the participating Investors shall mutually agree. In the event the Purchase Offer provides for consideration other than cash, in lieu of such consideration, the Company and the Investors, may make payment in cash in an amount equal to the full market value of such consideration. Upon expiration or exercise of the Right of First Refusal, the Company will provide notice to all Investors as to whether or not the Right of First Refusal has been exercised by the Company or the Investors.

          (b) CO-SALE RIGHT. To the extent that the Right of First Refusal is not exercised by the Company or the Investors, each Investor shall have the right (the "CO-SALE RIGHT"), exercisable upon written notice to the Company within fifteen (15) business days after the expiration of the Right of First Refusal to participate in such Founder's sale of Shares pursuant to the specified terms and conditions of such Purchase Offer. To the extent an Investor exercises such Co-Sale Right in accordance with the terms and conditions set forth below, the number of Shares which such Founder may sell pursuant to such Purchase Offer shall be correspondingly reduced. The Co-Sale Right of each Investor shall be subject to the following terms and conditions:

               (i) CALCULATION OF SHARES. Each Investor may sell all or any part of that number of shares of Common Stock of the Company issued or issuable upon conversion of Series A, Series B and/or Series C Preferred Stock or Common Stock received in connection with any stock dividend, stock split or other reclassification thereof (the "CONVERSION SHARES") equal to the product obtained by multiplying (A) the aggregate number of shares of Common Stock covered by the Purchase Offer by (B) a fraction, the numerator of which is the number of Conversion Shares at the time owned by such Investor and the denominator of which is the combined number of Conversion Shares at the time owned by all Investors and all Founders participating in such sale. The provisions of this Agreement do not confer any Co-Sale rights with respect to any shares of Common Stock or other securities held by an Investor that are not Conversion Shares. An Investor who chooses to exercise the Co-Sale Right hereunder may designate as sellers under such right itself or its partners or affiliates, in such proportions as it deems appropriate.

               (ii) DELIVERY OF CERTIFICATES. Each Investor may effect its participation in the sale by delivering to the selling Founder for transfer to the purchase offeror one or more certificates, properly endorsed for transfer, which represent the Conversion Shares, which such Investor elects to sell.

          (c) TRANSFER. The stock certificate or certificates which the Investor delivers to the selling Founder pursuant to Section 1(b) shall be delivered by such Founder to the purchase offeror in consummation of the sale pursuant to the terms and conditions specified in the Notice, and such Founder shall promptly thereafter remit to such Investor that portion of the sale proceeds to which such Investor is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase Conversion Shares from an Investor exercising its Co-Sale Right hereunder, the selling Founder or Founders shall not sell to such prospective purchaser or purchasers any Shares unless and until, simultaneously with such sale, the selling Founder or Founders shall purchase such Conversion Shares from such Investor for the same consideration and on the same terms and conditions as the proposed transfer described in the Notice (which terms and conditions shall be no less favorable than those governing the sale to the purchaser by the Founder or Founders).

          (d) NO ADVERSE EFFECT. The exercise or non-exercise of the rights of the Investors hereunder to participate in one or more sales of Shares made by a Founder shall not adversely affect their rights to participate in subsequent sales of Shares by a Founder.

          (e) PERMITTED TRANSACTIONS. The provisions of Section 1 of this Agreement shall not pertain or apply to:

                (i) Any pledge of the Company's Common Stock made by a Founder pursuant to a bona fide loan transaction which creates a mere security interest;

               (ii) Any repurchase of Common Stock by the Company;

              (iii) Any transfer to a Founder's ancestors, descendants or spouse or to a trust for their benefit by gift or inheritance;

               (iv) any sale or transfer (including any bona fide gift) by a Founder of up to 5% of the total number of shares of Common Stock held by such Founder on the date of this Agreement.

PROVIDED, that (A) the Founder(s) shall inform the Company of such pledge, transfer or gift prior to effecting it, and (B) the pledgee, transferee or donee (collectively, the "PERMITTED

TRANSFEREES") shall furnish the Company with a written agreement to be bound by and comply with all provisions of this Agreement applicable to the Founders.

     2. PROHIBITED TRANSFERS. Any attempt by a Founder to transfer Shares in violation of Section 1 of this Agreement shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of the holders of 66-2/3% of the Conversion Shares.

     3. LEGENDED CERTIFICATES. Each certificate representing shares of the Common Stock of the Company now or hereafter owned by the Founders or issued to any Permitted Transferee pursuant to Section 1(e) shall be endorsed with the following legend:

          "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF COMMON AND PREFERRED STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

     The foregoing legend shall be removed upon termination of this Agreement in accordance with the provisions of Section 4(a).

     4.   MISCELLANEOUS PROVISIONS.

          (a) TERMINATION. This Agreement shall terminate upon the earliest to occur of any one of the following events (and shall not apply to any transfer by a Founder in connection with any such event):

               (i) The liquidation, dissolution or indefinite cessation of the business operations of the Company;

               (ii) The execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company;

               (iii) The closing of the Company's initial public offering of securities; PROVIDED that all shares of the Company's Series A, Series B and/or Series C Preferred Stock are converted into shares of Common Stock prior to or in connection with such offering; or

               (iv) The closing of any acquisition, merger, reorganization or other transaction which results in the stockholders of the Company immediately prior to such transaction owning less than 50% of the Company's voting stock immediately after such transaction.

          (b) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below or on EXHIBIT A hereto, or as subsequently modified by written notice.

          (c) SUCCESSORS AND ASSIGNS. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives. The rights of the Investors hereunder shall be assignable only (i) by each of such Investors to any other Investor or (ii) an assignee or transferee who acquires not less than 500,000 shares of the Company's Common Stock (as adjusted for stock splits, stock dividends and the like, and assuming conversion of all Series A, Series B and/or Series C Preferred Stock held by such Investor) or all of such Investor's shares, if less; PROVIDED that such limitation shall not apply to transfers by an Investor to constituent stockholders, constituent partners or retired constituent partners or members (including any constituent of a constituent) of the Investor (including spouses and ancestors, lineal descendants and siblings of such partners or members or spouses who acquire the Series A, Series B and/or Series C Preferred Stock or Common Stock issued upon conversion thereof) if all such transferees or assignees irrevocably agree in writing to appoint a single representative as their attorney in fact for the purpose of receiving any notices and exercising their rights under this Agreement.

          (d) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement,
(ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (e) MODIFICATIONS AND AMENDMENTS. Any term hereof may be amended or waived with the written consent of the Company, Investors holding at least 66-2/3% the Series A, Series B and Series C Preferred Stock and holders of 66-2/3% of the Founders' shares (or their respective successors and assigns) voting together as a class. Any amendment or waiver effected in accordance with this Section 4(e) shall be binding upon the Company, the holders of Series A, Series B and Series C Preferred Stock and any holder of Founders' Shares, and each of their respective successors and assigns.

          (f) ATTORNEY'S FEES. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          (g) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (h) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          (i) ENTIRE AGREEMENT. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.


                              [Signature Page Follows]

     The parties have executed this Agreement as of the date first written above.

                                       COMPANY:

                                       eTOYS INC.



                                       By: /s/ Edward C. Lenk
                                          -------------------------------------
                                          Edward C. Lenk
                                          President and Chief Executive officer

                                       Address:  2850 Ocean Park Boulevard
                                                 Suite 225
                                                 Santa Monica, CA  90405
                                       Fax:      (310) 664-8202
















                       SIGNATURE PAGE TO eTOYS INC. SECOND
         AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                                     INVESTORS:

                                     DYNAFUND LP


                                     By: /s/ Danny R.S. Ko
                                        --------------------------------------

                                     Name: Danny R.S. Ko
                                         -------------------------------------
                                                       (print)
                                     Title: General Partner
                                          ------------------------------------

                                     Address: 21311 Hawthorne Blvd., Suite 300
                                             ---------------------------------
                                             Torrance, CA. 90503
                                             ---------------------------------
                                     Fax:    (310) 543-8733
                                             ---------------------------------


                                     DYNAFUND INTERNATIONAL LP


                                     By:/s/ Danny R.S. Ko
                                        --------------------------------------

                                     Name: Danny R.S. Ko
                                         -------------------------------------
                                                       (print)
                                     Title: General Partner
                                          ------------------------------------

                                     Address: 21311 Hawthorne Blvd., Suite 300
                                             ---------------------------------
                                             Torrance, CA. 90503
                                             ---------------------------------
                                     Fax:    (310) 543-8733
                                             ---------------------------------




                     SIGNATURE PAGE TO eTOYS INC. SECOND
         AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                                       INVESTOR:

                                       INTEL CORPORATION


                                       By: /s/ Arvind Sodhani
                                          -----------------------------------
                                       Name: Arvind Sodhani
                                           ----------------------------------
                                                         (print)
                                       Title: V.P. and Treasurer
                                            ---------------------------------

                                        Address:  2200 Mission College Blvd.
                                                  Santa Clara, CA  95052
                                        Attn:     Treasurer
                                        Fax:      (408) 765-6038





                     SIGNATURE PAGE TO eTOYS INC. SECOND
         AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                                  INVESTORS:

                                  MOORE GLOBAL INVESTMENTS, LTD.
                                  By:  Moore Capital Management, Inc.
                                  Its:  Trading Advisor


                               By: /s/ Savvas Savvinidis
                                   --------------------------------------------

                               Name: Savvas Savvinidis
                                     ------------------------------------------
                                                    (print)
                               Title: Director of Operations
                                     ------------------------------------------

                               Address: c/o Citco Fund Services (Bahamas), Ltd. Bahamas Financial Center
                                         Charlotte & Shirley Street
                                         P.O. Box CB 13136
                                         Nassau, Bahamas
                               Fax:
                                       ----------------------------------------

                               By: /s/ Savvas Savvinidis
                                   --------------------------------------------

                               Name: Savvas Savvinidis
                                     ------------------------------------------
                                                    (print)
                               Title: Director of Operations
                                     ------------------------------------------


                               REMINGTON INVESTMENTS STRATEGIES, L.P.
                               By:  Moore Capital Advisors, L.L.C.
                               Its:  General Partner


                               Address:  1251 Avenue of the Americas
                                         New York, New York  10020

                               Fax:
                                     ------------------------------------------




                       SIGNATURE PAGE TO eTOYS INC. SECOND
        AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                               INVESTORS:


                               MULTI-STRATEGIES FUND, L.P.
                               By:  Moore Capital Advisors, L.L.C.
                               Its:  General Partner


                               By: /s/ Savvas Savvinidis
                                  --------------------------------------------

                               Name: Savvas Savvinidis
                                     ------------------------------------------
                                                    (print)
                               Title: Director of Operations
                                     ------------------------------------------


                               Address:  1251 Avenue of the Americas
                                         New York, New York  10020
                               Fax:
                                   --------------------------------------------


                               MULTI-STRATEGIES FUND LTD.
                               By:  Moore Capital Management, Inc.
                               Its:  Trading Advisor


                               By: /s/ Savvas Savvinidis
                                   -------------------------------------------

                               Name: Savvas Savvinidis
                                     ------------------------------------------
                                                    (print)
                               Title: Director of Operations
                                     ------------------------------------------


                               Address: c/o Citco Fund Services (Bahamas), Ltd. Bahamas Financial Center
                                         Charlotte & Shirley Street
                                         P.O. Box CB 13136
                                         Nassau, Bahamas
                               Fax:
                                   --------------------------------------------




                       SIGNATURE PAGE TO eTOYS INC. SECOND
        AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                               INVESTORS:

                               HIGHLAND CAPITAL PARTNERS III LIMITED PARTNERSHIP

                               By:  Highland Management Partners III
                                    Limited Partnership, its General Partner


                               By: /s/ Daniel J. Nova
                                   --------------------------------------------

                               Name: Daniel J. Nova
                                     ------------------------------------------
                                                    (print)
                               Title: Member
                                     ------------------------------------------


                               Address:  c/o Highland Capital Partners
                                         Two International Place
                                         Boston, MA  02110
                               Fax:      (617) 531-1550



                               HIGHLAND ENTREPRENEURS' FUND III LIMITED
                               PARTNERSHIP

                               By:  HEF III, LLC, its General Partner


                               By: /s/ Daniel J. Nova
                                   --------------------------------------------

                               Name: Daniel J. Nova
                                     ------------------------------------------
                                                    (print)
                               Title: Member
                                     ------------------------------------------

                               Address:  c/o Highland Capital Partners
                                         Two International Place
                                         Boston, MA  02110
                               Fax:      (617) 531-1550





                      SIGNATURE PAGE TO eTOYS INC. SECOND
       AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                               INVESTORS:

                               HIGHLAND CAPITAL PARTNERS IV LIMITED PARTNERSHIP

                               By:


                               By: /s/ Daniel J. Nova
                                   --------------------------------------------

                               Name: Daniel J. Nova
                                     ------------------------------------------
                                                    (print)
                               Title: Member
                                     ------------------------------------------

                               Address:  c/o Highland Capital Partners
                                         Two International Place
                                         Boston, MA  02110
                               Fax:      (617) 531-1550



                               HIGHLAND ENTREPRENEURS' FUND IV LIMITED
                               PARTNERSHIP

                               By:


                               By: /s/ Daniel J. Nova
                                   --------------------------------------------

                               Name: Daniel J. Nova
                                     ------------------------------------------
                                                    (print)
                               Title: Member
                                     ------------------------------------------

                               Address:  c/o Highland Capital Partners
                                         Two International Place
                                         Boston, MA  02110
                               Fax:      (617) 531-1550





                     SIGNATURE PAGE TO eTOYS INC. SECOND
      AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                                    INVESTORS:

                                    idealab! CAPITAL PARTNERS I-A, LP
                                    By its General Partner,
                                    idealab! Capital Management I, LLC



                                    By: /s/ William Elkus
                                       ---------------------------------------
                                       William Elkus
                                       Managing Member

                                    Address:  c/o idealab! Capital Partners
                                              130 West Union Street
                                              Pasadena, CA  91103
                                    Fax:      (626) 535-2881



                                    idealab! CAPITAL PARTNERS I-B, LP
                                    By its General Partner,
                                    idealab! Capital Management I, LLC



                                    By: /s/ William Elkus
                                       ---------------------------------------
                                       William Elkus
                                       Managing Member

                                    Address:  c/o idealab! Capital Partners
                                              130 West Union Street
                                              Pasadena, CA  91103
                                    Fax:      (626) 535-2881




                    SIGNATURE PAGE TO eTOYS INC. SECOND
      AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                                     INVESTORS:

                                     BESSEMER VENTURE PARTNERS IV L.P.
                                     By:  Deer IV & Co. LLC, General Partner


                                     By: /s/ Robert H. Buescher
                                        --------------------------------------
                                     Name:     Robert H. Buescher
                                     Title:    Manager

                                     Address:  1400 Old Country Road, Suite 407
                                               Westbury, NY  11590
                                     Fax:      (516) 997-2371



                                     BESSEMER VENTURE INVESTORS L.P.
                                     By:  Deer IV & Co. LLC, General Partner


                                     By: /s/ Robert H. Buescher
                                        --------------------------------------
                                     Name:     Robert H. Buescher
                                     Title:    Manager

                                     Address:  1400 Old Country Road, Suite 407
                                               Westbury, NY  11590
                                     Fax:      (516) 997-2371


                                     BESSEC VENTURES IV L.P.
                                     By:  Deer IV & Co. LLC, General Partner


                                     By: /s/ Robert H. Buescher
                                        --------------------------------------
                                     Name:     Robert H. Buescher
                                     Title:    Manager

                                     Address:  1400 Old Country Road, Suite 407
                                               Westbury, NY  11590
                                     Fax:      (516) 997-2371






                     SIGNATURE PAGE TO eTOYS INC. SECOND
     AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                                     INVESTORS:

                                     SEQUOIA CAPITAL VIII
                                     SEQUOIA INTERNATIONAL
                                       TECHNOLOGY PARTNERS VIII
                                     SEQUOIA INTERNATIONAL
                                       TECHNOLOGY PARTNERS VIII (Q)
                                     CMS PARTNERS LLC
                                     SEQUOIA 1997
                                     SEQUOIA FRANCHISE CAPITAL FUND


                                     By: /s/ Michael Moritz
                                        ---------------------------------------
                                     Name: Michael Moritz
                                         --------------------------------------
                                                       (print)
                                     Title:
                                           ------------------------------------


                                     Address:  3000 Sand Hill Road
                                               Building 4, Suite 280
                                               Menlo Park, CA  94025
                                     Fax:      (650) 854-2977





                     SIGNATURE PAGE TO eTOYS INC. SECOND
      AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                                      FOUNDERS:

                                      Bill Gross'
                                      idealab!, a Delaware corporation



                                      By: /s/ William Gross
                                         ------------------------------------
                                      Name: William Gross
                                          -----------------------------------
                                                       (print)
                                      Title:
                                            ---------------------------------


                                      Address:  130 West Union Street
                                                Pasadena, CA  91103
                                      Fax:      (626) 535-2701


                                      /s/ Edward C. Lenk
                                      ----------------------------------------
                                      Edward C. Lenk

                                      Address:  2850 Ocean Park Boulevard
                                                Suite 225
                                                Santa Monica, CA  90405
                                      Fax:      (310) 664-8202


                                      /s/ Frank C. Han
                                      ----------------------------------------
                                      Frank C. Han

                                      Address:  2850 Ocean Park Boulevard
                                                Suite 225
                                                Santa Monica, CA  90405
                                      Fax:      (310) 664-8101





                     SIGNATURE PAGE TO eTOYS INC. SECOND
      AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

                                      EXHIBIT A

                                  PRIOR INVESTORS



DynaFund International LP
DynaFund LP
Intel Corporation
idealab! Capital Partners I-A, L.P.
James L. Brock
Highland Capital Partners III Limited Partnership
Highland Entrepreneurs' Fund III Limited Partnership idealab! Capital Partners I-A, LP idealab! Capital Partners I-B, LP
Bessemer Venture Partners IV L.P.
Bessemer Venture Investors L.P.
Bessec Ventures IV L.P.
DynaFund International LP
DynaFund LP
Moore Global Investments, Ltd.
Remington Investment Strategies, L.P.
Multi Strategies Fund, L.P.
Multi-Strategies Fund Ltd.
Sequoia Capital VIII
Sequoia International Technology Partners VIII
Sequoia International Technology Partners VIII (Q)
CMS
Sequoia 1997
VLG Investments 1998
Glen R. Van Ligten

                                      EXHIBIT B

                                   NEW INVESTORS


Highland Capital Partners IV Limited Partnership
Highland Entrepreneurs' Fund IV Limited Partnership
Sequoia Capital Franchise Fund